UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 15, 2005

VISX, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10694	06-1161793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Central Expressway

Santa Clara, CA 95051-0703

(Address of principal executive offices, including zip code)

(408) 733-2020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 15, 2005, Advanced Medical Optics, Inc. and VISX, Incorporated issued a joint press release to update the timeline on the expected completion of their proposed merger. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Joint press release, dated February 15, 2005, issued by Advanced Medical Optics, Inc. and VISX, Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISX, INCORPORATED

Date: February 15, 2005	By:	/s/ ELIZABETH H. DÁVILA
Elizabeth H. Dávila
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release, dated February 15, 2005, issued by Advanced Medical Optics, Inc. and VISX, Incorporated.